UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2010
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	0-22462 (Commission File Number)	16-1445150 (IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.2

The Registrant filed an 8-K on February 2, 2010 (the “Form 8-K”) reporting, among other things, Amendment No.1 (“the Amendment”) to its Third Amended and Restated Credit Agreement with Key Bank National Association and the lenders named therein. The Registrant did not include the exhibits and schedules referenced in the Amendment in the 8-K. The Registrant is now filing a complete copy of the Amendment, including all exhibits and schedules on this Form 8-K/A. Certain proprietary and confidential information has been redacted, as noted in the Amendment.
Except for the inclusion of the exhibits and the schedules attached in this amendment on Form 8-K/A, the Current Report on Form 8-K filed February 2, 2010 continues to describe conditions as of that date, and the disclosures contained herein have not been updated to reflect events, results or developments that have occured after the date of the Form 8-K, or to modify or update any of those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Form 8-K have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Form 8-K, and such forward-looking statements should be read in their historical context as of that date. This amendment on Form 8-K/A should be read in conjunction with the Registrant’s filings made with the Securities and Exchange Commission, subsequent to the date of Form 8-K, including any amendments to those filings.

Item 9.01	Financial Statements and Exhibits
(a)	Not Applicable

(b)	Pro Forma Financial Information

99.1 —	Unaudited Pro Forma Condensed Combined Financial Information *
(c)	Not Applicable

(d)	Exhibits:

10.1 —
Asset Purchase Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York, a New York corporation, and Gibraltar Strip Steel, Inc., a Delaware corporation and The Worthington Steel Company, LLC, an Ohio limited liability company, and The Worthington Steel Company Inc., an Ohio corporation dated January 29, 2010 *

10.2 —
Amendment No. 1 to the Third Amended and Restated Credit Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York and KeyBank National Association and the other lenders named therein, dated as of January 29, 2010 **

99.2 —	Press Release dated February 1, 2010 *

*	Previously filed

**	Certain information on Schedule 6.19 has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: August 3, 2010	By:	/s/ Kenneth W. Smith
Kenneth W. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
10.1 Asset Purchase Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York, a New York corporation, and Gibraltar Strip Steel Inc., a Delaware corporation and The Worthington Steel Company, LLC, an Ohio limited liability company, and The Worthington Steel Company Inc., an Ohio corporation dated January 29, 2010.*

10.2 Amendment No. 1 to the Third Amended and Restated Credit Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York and KeyBank National Association and the other lenders named therein dated as of January 29, 2010.**

99.1 Unaudited Pro Forma Condensed Combined Financial Information.*

99.2 Press Release issued July 27, 2009.*

*	Previously filed

**	Certain information on Schedule 6.19 has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission